Exhibit 10.1
SECOND AMENDMENT TO TERM LOAN AGREEMENT
     THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Second Amendment”) is made and entered into as of October 25, 2010 (the “Second Amendment Effective Date”), among DUNCAN ENERGY PARTNERS, L.P., a Delaware limited partnership (“Borrower”); WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wachovia Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) that is a signatory or which becomes a signatory to the hereinafter defined Loan Agreement; and the Lenders party hereto.
R E C I T A L S:
     A. On April 18, 2008, the Borrower, the Lenders and the Administrative Agent entered into a certain Term Loan Agreement (as amended by First Amendment to Term Loan Agreement dated July 11, 2008, the “Loan Agreement”) whereby, upon the terms and conditions therein stated, the Lenders agreed to make term Loans to the Borrower.
     B. The parties hereto mutually desire to amend the Loan Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
     1. Certain Definitions.
     1.1 Terms Defined Above. As used in this Second Amendment, the terms “Administrative Agent”, “Borrower”, “Loan Agreement”, “Lenders”, “Second Amendment” and “Second Amendment Effective Date”, shall have the meanings indicated above.
     1.2 Terms Defined in Agreement. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Loan Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.
     2. Amendments to Loan Agreement.
     2.1 Defined Terms.
     (a) The term “Agreement”, as defined in Section 1.01 of the Loan Agreement, is hereby amended to mean the Loan Agreement, as amended by this Second Amendment and as the same may from time to time be further amended or supplemented.
     (b) The term “Alternate Base Rate” as defined in Section 1.01 of the Credit Agreement, is hereby amended in its entirety to read as follows:
     “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the LIBO Market Index Rate in effect on such day plus 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Market Index Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Market Index Rate, respectively.
     (c) Clause (x) of the last paragraph of the definition of “Change in Control” in Section 1.01 of the Credit Agreement, is hereby amended by adding the following parenthetical at the end thereof: “(or, if EPE Holdings, LLC is the Enterprise Products GP, as of the date it became the Enterprise Products GP )”.
     (d) Clause (a) of the term “Consolidated EBITDA” as defined in Section 1.01 of the Credit Agreement, is hereby amended by deleting “and” prior to subclause (vi) thereof and adding “, and (vii) non-cash charges” at the end of such clause (a). The term “Consolidated EBITDA” is hereby further amended by adding “; minus (f) non-cash gains” at the end thereof.
     (e) The term “Enterprise Products GP’ as defined in Section 1.01 of the Credit Agreement, is hereby amended in its entirety to read as follows:
     “Enterprise Products GP” means, as applicable, (i) Enterprise Products GP, LLC, a Delaware limited liability company, which as of the Second Amendment Effective Date is the general partner of Enterprise Products Partners or (ii) EPE Holdings, LLC, a Delaware limited liability company, which is to become the general partner of Enterprise Products Partners after the Second Amendment Effective Date.
     (f) The reference to “$15,000,000” in the definition of “Material Indebtedness” as defined in Section 1.01 of the Credit Agreement, is hereby amended to refer instead to “$25,000,000”.
     (g) Clause (ii) of the last paragraph of the definition of “Material Project EBITDA Adjustments” as defined in Section 1.01 of the Credit Agreement, is hereby amended in its entirety to read as follows:
     (ii) (a) Prior to the first full fiscal quarter following the Commercial Operations Date of the Haynesville Extension, during any period that includes Material Project EBITDA Adjustments for the Haynesville Extension, the aggregate amount of all Material Project EBITDA Adjustments shall be limited to 35% of actual Consolidated EBITDA of the Borrower and its Subsidiaries for such period (which total actual Consolidated EBITDA shall be determined without including any Material Project EBITDA Adjustments);
     (b) for the 3 full fiscal quarters following the Commercial Operations Date of the Haynesville Extension (1) any Material Project EBITDA Adjustments with respect to such project shall be based solely on contracted volumes with long-term contracts, and (2) the aggregate amount of all Material Project EBITDA Adjustments during such period, other than Material Project EBITDA Adjustments with respect to such project as provided in clause (1), shall be limited to 20% of actual Consolidated EBITDA (calculated excluding all Material Project EBITDA Adjustments) for such period; and
     (c) thereafter, the aggregate amount of all Material Project EBITDA Adjustments during any period shall be limited to 20% of actual Consolidated

EBITDA (calculated excluding all Material Project EBITDA Adjustments) for such period.
     2.2 Additional Defined Terms. Section 1.01 of the Credit Agreement is hereby further amended by adding the following new definitions, which read in their entirety as follows:
     “FATCA” means the Foreign Account Tax Compliance Act, sections 1471 through 1474 of the Code, and any regulations or official interpretations thereof.
     “Haynesville Extension” means the expansion of the Acadian gas system extending Borrower’s Louisiana intrastate natural gas pipeline system into northwest Louisiana and the Haynesville shale production area, expected to be completed by September 30, 2011.
     “LIBO Market Index Rate” means, for any day, with respect to any ABR Loan (a) the rate per annum appearing on Page 3750 of the Bridge Telerate Service (formerly Dow Jones Market Service) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time for such day, provided, if such day is not a Business Day, the immediately preceding Business Day, as the rate for dollar deposits with a one-month maturity; (b) if for any reason the rate specified in clause (a) of this definition does not so appear on Page 3750 of the Bridge Telerate Service (or any successor or substitute page or any such successor to or substitute for such Service), the rate per annum appearing on Reuters Screen LIBO page (or any successor or substitute page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m., London time, for such day, provided, if such day is not a Business Day, the immediately preceding Business Day, for a one-month maturity; and (c) if the rate specified in clause (a) of this definition does not so appear on Page 3750 of the Bridge Telerate Service (or any successor or substitute page or any such successor to or substitute for such Service) and if no rate specified in clause (b) of this definition so appears on Reuters Screen LIBO page (or any successor or substitute page), the average of the interest rates per annum at which dollar deposits of $5,000,000 and for a one-month maturity are offered by the respective principal London offices of the Reference Banks in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, for such day.
     “Second Amendment” means that certain Second Amendment to Term Loan Agreement dated as of the Second Amendment Effective Date, among the Borrower, the Lenders party thereto and the Administrative Agent.
     “Second Amendment Effective Date” means October 25, 2010.
     2.3 Taxes. Section 2.17(e) of the Credit Agreement is hereby amended by adding two new sentences at the end thereof, to read as follows:
If a payment made to a Lender under this Agreement would not be subject (in whole or in part) to U.S. federal withholding tax imposed by FATCA if such Lender were to comply with the applicable reporting or disclosure requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or Administrative Agent, such documentation or certifications prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation or certifications reasonably requested by the Borrower or Administrative Agent as may be necessary for the Borrower or Administrative Agent to comply with its obligations to withhold or report under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from such payment. Each Foreign Lender shall promptly notify the Borrower and the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered form, certificate or other item to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose).
     2.4 Mandatory Prepayments. The heading of Section 2.10 of the Credit Agreement and subsection (a) thereof are hereby amended in its entirety to read as follows:
     SECTION 2.10. Mandatory Prepayment and Repayment of Loans; Evidence of Debt. (a) Within one (1) Business Day of the consummation of any public or private debt offerings by Borrower or any of its Subsidiaries in excess of $400,000,000 in the aggregate (other than Indebtedness under the Revolving Credit and Term Loan Agreement dated October 25, 2010, or any replacement facility thereof), the Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Lenders the amount of such excess (net of transaction fees, costs and expenses associated therewith, including reasonable legal fees and expenses), to be applied by the Administrative Agent as a ratable prepayment on the Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.
     2.5 Events of Default. The references to “$15,000,000” in clauses (f), (j) and (k) of Article VII of the Credit Agreement are hereby amended to refer instead to “$25,000,000”.
     2.6 Notices. Section 9.01(b), (c) and (d) of the Credit Agreement are hereby amended in their entirety to read as follows:
     (b) if to the Administrative Agent, to Wells Fargo Bank, NA, 1525 W WT Harris Blvd., Charlotte, NC 28262, Attention of Syndication Agency Services (Telecopy No. 704/590-2706), with a copy to Wells Fargo Corporate Banking, 301 S. College Street, TW 15, Charlotte, NC 28288, MAC D1053-150, Attention of Shannan Townsend (Telecopy No. 919/742-7482);
     (c) if to the Issuing Bank, to Wells Fargo Bank, NA, 1525 W WT Harris Blvd., Charlotte, NC 28262, Attention of Syndication Agency Services (Telecopy No. 704/590-2706), with a copy to Wells Fargo Corporate Banking, 301 S. College Street, TW 15, Charlotte, NC 28288, MAC D1053-150, Attention of Shannan Townsend (Telecopy No. 919/742-7482);

     (d) if to the Swingline Lender, to Wells Fargo Bank, NA, 1525 W WT Harris Blvd., Charlotte, NC 28262, Attention of Syndication Agency Services (Telecopy No. 704/590-2706), with a copy to Wells Fargo Corporate Banking, 301 S. College Street, TW 15, Charlotte, NC 28288, MAC D1053-150, Attention of Shannan Townsend (Telecopy No. 919/742-7482); and
     2.7 Conditions Precedent. The obligation of the Lenders party hereto and the Administrative Agent to enter into this Second Amendment shall be conditioned upon the following conditions precedent:
     (a) The Administrative Agent shall have received a copy of this Second Amendment, duly completed and executed by the Borrower and Required Lenders.
     (b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced prior to such date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
     (c) As of the Second Amendment Effective Date, no Material Adverse Change exists.
     (d) Contemporaneously herewith, Borrower shall have entered into the Revolving Credit and Term Loan Agreement of even date herewith, replacing that certain Revolving Credit Agreement dated January 5, 2007 among Borrower, Wells Fargo Bank, National Association, successor-by-merger to Wachovia Bank, National Association, as administrative agent, and the lenders named therein, to, among other things, replace certain terms therein consistent with the amendments set forth in Sections 2.1(b), (c), (d), (e) and (f), and Sections 2.2 and 2.5 hereof.
     (e) The Administrative Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.
     2.8 Effectiveness. Subject to the satisfaction of the conditions precedent set forth in Section 2.7 hereof, this Second Amendment shall be effective as of the date hereof.
     3. Representations and Warranties. The Borrower represents and warrants that:
     (a) there exists no Default or Event of Default under the Loan Agreement, as hereby amended;
     (b) the Borrower has performed and complied with all covenants, agreements and conditions contained in the Loan Agreement, as hereby amended, required to be performed or complied with by it; and
     (c) the representations and warranties of the Borrower contained in the Loan Agreement, as hereby amended, were true and correct in all material respects when made, and are true and correct in all material respects at and as of the time of delivery of this Second Amendment, except, in each case, to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

     4. Extent of Amendments. Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Loan Agreement are herein ratified and confirmed and shall remain in full force and effect.
     5. Counterparts. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.
     6. References. On and after the Second Amendment Effective Date, the terms “Agreement”, “hereof”, “herein”, “hereunder”, and terms of like import when used in the Loan Agreement shall, except where the context otherwise requires, refer to the Loan Agreement, as amended by this Second Amendment.
     7. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law.
     THIS SECOND AMENDMENT, THE LOAN AGREEMENT, AS AMENDED HEREBY, THE NOTES AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     This Second Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs, trustees and other similar legal representatives.
[Signatures Begin on Next Page]

EXECUTED as of Second Amendment Effective Date.

BORROWER: DUNCAN ENERGY PARTNERS, L.P.
By:	DEP Holdings, LLC, General Partner

By:	/s/ Bryan F. Bulawa
Bryan F. Bulawa
Senior Vice President, Chief Financial Officer and Treasurer

DEP Term Loan Second Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wachovia Bank, National Association, Individually and as Administrative Agent
By:	/s/ Shannan Townsend
	Name:	Shannan Townsend
	Title:	Managing Director

SUNTRUST BANK, Individually and as Co-Syndication Agent
By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Vice President

THE BANK OF NOVA SCOTIA, Individually and as Co-Syndication Agent
By:	/s/ G. George
	Name:	G. George
	Title:	Managing Director

MIZUHO CORPORATE BANK, LTD., Individually and as Co-Documentation Agent
By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, Individually and as Co-Documentation Agent
By:	/s/ Matthew Main
	Name:	Matthew Main
	Title:	Managing Director

BANK OF AMERICA, N.A., a Lender
By:	/s/ William W. Stevenson
	Name:	William W. Stevenson
	Title	Vice President

BARCLAYS BANK PLC, a Lender
By:	/s/ Ann E. Sutton
	Name:	Ann E. Sutton
	Title:	Director

DEP Term Loan Second Amendment

BNP PARIBAS, a Lender
By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., a Lender
By:
Name:
Title:

CITIBANK, N.A., a Lender
By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-in-Fact

DNB NOR BANK ASA, a Lender
By:	/s/ Sanjiv Nayar
	Name:	Sanjiv Nayar
	Title:	Senior Vice President

By:	/s/ Marcus Wendehog
	Name:	Marcus Wendehog
	Title:	First Vice President, Associate General Counsel (Americas)

WOODLANDS COMMERCIAL BANK, a Lender
By:
Name:
Title:

MORGAN STANLEY BANK, a Lender
By:	/s/ Scott Taylor
	Name:	Scott Taylor
	Title:	Authorized Signatory
DEP Term Loan Second Amendment

UBS AG, STAMFORD BRANCH, a Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director, Banking Products Services, U.S.

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director, Banking Products Services, U.S.
DEP Term Loan Second Amendment

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